UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):     December 30, 2003

INTEGRAL SYSTEMS, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	0-18603	52-1267968
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5000 Philadelphia Way, Lanham, Maryland		20706-4417
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:    (301) 731-4233

(Former Name or Former Address, if Changed Since Last Report)

Item 4.    CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANTS.

(a)  On December 30, 2003, Integral Systems, Inc. (the “Company”) dismissed Ernst & Young LLP (“Ernst & Young”) as the Company’s independent auditors and notified Ernst & Young of their dismissal.

On December 30, 2003, the Company engaged Grant Thornton LLP (“Grant Thornton”) as the Company’s independent auditors to audit the Company’s books and records for fiscal year 2004. Each of the dismissal of Ernst & Young and the engagement of Grant Thornton was recommended and approved by the Audit Committee of the Company on December 30, 2003.

Ernst & Young’s audit reports on the Company’s consolidated financial statements for the fiscal years ended September 30, 2003 and 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended September 30, 2003 and 2002 and the subsequent interim period preceding the date of Ernst & Young’s dismissal, there were no “disagreements,” as that term is defined in the instructions to Form 8-K and the regulations and related instructions applicable to Item 4 of Form 8-K, with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the matter in their report.

During the Company’s fiscal years ended September 30, 2003 and 2002 and the subsequent interim period preceding the date of Ernst & Young’s dismissal, there were no “reportable events,” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Ernst & Young with a copy of this Form 8-K and has requested that Ernst & Young furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Ernst & Young agrees with the statements set forth above in Item 4(a) of this Form 8-K and, if not, stating the respects in which Ernst & Young does not agree. A copy of the letter from Ernst & Young to the Securities and Exchange Commission dated January 6, 2004 is filed as Exhibit 16.1 to this Form 8-K.

(b)  On December 30, 2003, the Company engaged Grant Thornton as the Company’s independent auditors to audit the Company’s books and records for fiscal year 2004. During the Company’s fiscal years ended September 30, 2003 and 2002 and the subsequent interim period preceding the engagement of Grant Thornton, the Company has not (nor has someone on the Company’s behalf) consulted Grant Thornton regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements; or (ii) any matter that was either the subject of a “disagreement,” as that term is defined in the instructions to Form 8-K and the regulations and related instructions applicable to Item 4 of Form 8-K, or a

“reportable event,” as that term is defined in the instructions to Form 8-K and the regulations and related instructions applicable to Item 4 of Form 8-K.

The Company will authorize Ernst & Young to respond fully to any inquiries of Grant Thornton.

Item 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)	Financial Statements of Businesses Acquired.

Not applicable

(b)	Pro Form Financial Information.

Not applicable

(c)	Exhibits.

Exhibit 16.1 Letter from Ernst & Young LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRAL SYSTEMS, INC.

By:	/s/ Steven R. Chamberlain

Steven R. Chamberlain Chairman and Chief Executive Officer

Date:     January 6, 2004

[EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter from Ernst & Young LLP